Waddell & Reed Advisors Global Bond Fund

Summary Prospectus   |   January 29, 2010

Share Class (Ticker):    Class A Shares (UNHHX), Class B Shares (WGBBX), Class C Shares (WGBCX), Class Y Shares (WGBYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.waddell.com/prospectus. You can also get this information at no cost by calling 888.WADDELL or by sending an e-mail request to request@waddell.com. You can also get this information from your investment provider. The Fund’s prospectus and SAI dated January 29, 2010 are incorporated herein by reference.

Objectives

To seek, as a primary objective, a high level of current income. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Ivy Family of Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 43 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 82 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None
Redemption fee/exchange fee (as a % of amount redeemed or exchanged within fewer than thirty days)	2.00%	2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.62%	0.62%	0.62%	0.62%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.42%	0.66%	0.51%	0.25%
Total Annual Fund Operating Expenses	1.29%	2.28%	2.13%	0.87%

[1]

For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares (with and without redemption at end of period)	$699	$961	$1,242	$2,042
Class B Shares (with redemption at end of period)	631	1,013	1,320	2,367
Class B Shares (without redemption at end of period)	231	713	1,220	2,367
Class C Shares (with and without redemption at end of period)	216	667	1,144	2,463
Class Y Shares (with and without redemption at end of period)	89	278	482	1,073

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Waddell & Reed Advisors Funds

Principal Investment Strategies

The Fund seeks to achieve its objectives by investing in a diversified portfolio of debt securities of foreign and domestic issuers. During normal market conditions, the Fund invests at least 80% of its net assets in bonds. The Fund may invest in bonds of any maturity. The Fund invests primarily in issuers of countries that are members of the Organisation of Economic Co-Operation and Development, the OECD. The Fund also may invest in issuers located in emerging markets, such as Brazil, Russia, India and China. The Fund may invest in securities issued by foreign or U.S. governments and in securities issued by foreign or domestic companies of any size. The Fund may invest up to 100% of its total assets in securities denominated in currencies other than the U.S. dollar.

Although the Fund invests, primarily, in investment grade securities, it may invest up to 35% of its total assets in non-investment grade bonds, commonly called junk bonds, that include bonds rated BB or below by Standard & Poor’s (S&P) or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, to be of comparable quality. The Fund may invest in junk bonds of foreign issuers within emerging markets, and it will only invest in junk bonds if WRIMCO deems the risks to be consistent with the Fund’s objectives. The Fund also may invest in equity securities of foreign and domestic issuers to achieve income and/or its secondary objective of capital growth.

WRIMCO may look at a number of factors in selecting securities for the Fund’s portfolio. These include: identifying fundamental global themes; country analysis (economic, legislative/judicial and demographic trends); credit analysis of the issuer (financial strength, cash flow, management, strategy and accounting); the maturity, quality and denomination (U.S. dollar, euro, yen) of the issue; domicile and market share of the issuer; and analysis of the issuer’s profit history through various economic cycles.

Generally, in determining whether to sell a debt security, WRIMCO continues to analyze the factors considered for buying the security. WRIMCO also considers its assumptions regarding a company, an industry, the markets, an individual economy and/or the global economy. WRIMCO may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objectives. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, and political considerations that may not be associated with the domestic markets and that could affect the Fund’s performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund’s assets might be more volatile than would be the case with other investments.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■

Low-rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Reinvestment Risk. A decline in interest rates may cause issuers to pay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Waddell & Reed Advisors Funds

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with that of an index or other benchmark. The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Prior to September 18, 2000, the Fund, formerly known as Waddell & Reed Advisors High Income Fund II, Inc., sought to achieve its objectives by investing primarily in junk bonds, with minimal investment in foreign securities. Accordingly, the performance information in the bar chart and performance table for periods prior to that date reflect the performance of the Fund under its former investment strategies and related policies.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 6.18% (the second quarter of 2009) and the lowest quarterly return was -5.14% (the third quarter of 2008).

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years
Class A
Return Before Taxes	9.78%	4.42%	4.41%
Return After Taxes on Distributions	8.54%	2.94%	2.52%
Return After Taxes on Distributions and Sale of Fund Shares	6.70%	3.12%	2.80%
Class B
Return Before Taxes	11.26%	4.47%	4.01%
Class C
Return Before Taxes	15.38%	4.71%	4.03%
Class Y
Return Before Taxes	17.19%	6.13%	5.44%
Indexes
Barclays Capital U.S. Dollar-Denominated Universal Index (reflects no deduction for fees, expenses or taxes)	8.59%	5.02%	6.44%
Lipper Global Income Funds Universe Average (net of fees and expenses)	15.21%	4.10%	6.18%

Investment Advisor

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Mark G. Beischel, Senior Vice President of WRIMCO, has managed the Fund since January 2002 and Daniel J. Vrabac, Senior Vice President of WRIMCO, has managed the Fund since September 2008 and previously, from September 2000 through March 2007.

Waddell & Reed Advisors Funds

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser, by writing to WI Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), fax (800.532.2749), or internet (www.waddell.com) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party recordkeeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions	Any amount
To Add to an Account	Any amount
For AIS	$25

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

WRSUM-UNHHX

Waddell & Reed Advisors Funds